UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2017 (December 19, 2017)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On December 19, 2017, 33rd Street Funding, LLC (“33rd Street Funding”), a newly-formed, wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CĪON”), entered into a senior secured credit facility (the “MS Credit Facility”) with Morgan Stanley Bank, N.A. (“MS”), as lender, Morgan Stanley Asset Funding Inc., as administrative agent, CION Investment Management, LLC, CĪON’s investment adviser (“CIM”), as portfolio manager, and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The MS Credit Facility provides for a revolving credit facility in an aggregate principal amount of up to $200,000,000, subject to compliance with a borrowing base. 33rd Street Funding did not draw down on any borrowings under the MS Credit Facility on the closing date.

 Advances under the MS Credit Facility will be available through December 19, 2020 and will bear interest at a floating rate equal to the three-month London Interbank Offered Rate, plus a spread of (i) 3.0% per year through December 19, 2020 and (i) 3.5% per year thereafter through December 19, 2022. Interest is payable quarterly in arrears. All advances under the MS Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than December 19, 2022. 33rd Street Funding may prepay advances pursuant to the terms and conditions of the loan and servicing agreement, subject to a 3% premium if the amount of the MS Credit Facility is reduced below $100,000,000 or terminated on or prior to December 19, 2018, and subject to a 2% or 1% premium if the amount of the MS Credit Facility is reduced or terminated on or prior to December 19, 2019 or December 19, 2020, respectively. In addition, 33rd Street Funding will be subject to a non-usage fee of 0.75% per year on the greater of (x) the amount, if any, of the aggregate principal amount available under the MS Credit Facility that has not been borrowed during the period from June 19, 2018 through December 19, 2020 and (y) 75% of $200,000,000 (or such smaller amount if the committed facility amount is reduced pursuant to the terms and conditions of the loan and servicing agreement). The non-usage fees, if any, are payable quarterly in arrears. 33rd Street Funding incurred certain customary costs and expenses in connection with obtaining the MS Credit Facility.

CĪON contributed loans and other corporate debt securities (collectively, the “Assets”) to 33rd Street Funding on the closing date pursuant to a sale and contribution agreement in exchange for 100% of the membership interests of 33rd Street Funding, and may contribute additional Assets to 33rd Street Funding from time to time after the closing date.

33rd Street Funding’s obligations to MS under the MS Credit Facility are secured by a first priority security interest in all of the assets of 33rd Street Funding, including its portfolio of Assets. The obligations of 33rd Street Funding under the MS Credit Facility are non-recourse to CĪON, and CĪON’s exposure under the MS Credit Facility is limited to the value of CĪON’s investment in 33rd Street Funding. 33rd Street Funding has appointed CIM to manage its portfolio of Assets pursuant to the terms of a portfolio management agreement.

In connection with the MS Credit Facility, 33rd Street Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The MS Credit Facility contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and thereafter (other than with respect to payments of principal and interest), within one business day following the earlier of (i) 33rd Street Funding becoming aware of such failure; or (ii) notice of such default is provided by MS; (b) the insolvency or bankruptcy of 33rd Street Funding, CĪON or CIM; (c) a change of control of 33rd Street Funding shall have occurred or CIM ceases to be the investment advisor of CĪON; (d) the failure by 33rd Street Funding to make any payment when due in connection with any of its other indebtedness having an aggregate value of at least $500,000, or any other default by 33rd Street Funding of any agreement related to such indebtedness; (e) any representation, warranty, condition or agreement of 33rd Street Funding, CĪON or CIM under the loan and servicing agreement is incorrect or not performed, which if capable of being cured, is not cured within 30 days; and (f) the failure to satisfy certain financial covenants, which if capable of being cured, is not cured within the time period specified in the loan and servicing agreement. Upon the occurrence and during the continuation of an event of default, MS may declare the outstanding advances and all other obligations under the MS Credit Facility immediately due and payable.

The foregoing descriptions of the MS Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.3 and are incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Servicing Agreement, dated as of December 19, 2017, by and among 33rd Street Funding, LLC, CION Investment Management, LLC, Morgan Stanley Asset Funding Inc., Morgan Stanley Bank, N.A. and U.S. Bank National Association.

10.2	Sale and Contribution Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CĪON Investment Corporation.

10.3	Portfolio Management Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CION Investment Management, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date: December 22, 2017	By:	/s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Loan and Servicing Agreement, dated as of December 19, 2017, by and among 33rd Street Funding, LLC, CION Investment Management, LLC, Morgan Stanley Asset Funding Inc., Morgan Stanley Bank, N.A. and U.S. Bank National Association.

10.2	Sale and Contribution Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CĪON Investment Corporation.

10.3	Portfolio Management Agreement, dated as of December 19, 2017, by and between 33rd Street Funding, LLC and CION Investment Management, LLC.